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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 31, 1995, in the Registration Statement (Form S-1) and related Prospectus of PSW Technologies, Inc. for the registration of 2,850,000 shares of its common stock.

                                              Margolin, Winer & Evens LLP

Garden City, New York
February 10, 1997